Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies
Commitments and Contingencies

20.Commitments and Contingencies

(a)Commitments

The Group leases office space, staff quarters and certain equipment under non-cancelable operating lease agreements, which expire at various dates through December 2022. As of December 31, 2018, future minimum lease under non-cancelable operating lease agreements, capital commitments, royalties and other expenditures commitments related to licensed contents, including the royalties and minimum marketing expenditure commitment for the games licensed by Blizzard, as well as other commitments related to office machines and services purchases, were as follows (in thousands):

				Royalties and
		Server Custody		Expenditure for	Office Machines
	Rental	Fee	Capital	Licensed Content	and Other
	Commitments	Commitments	Commitments	Commitments	Commitments	Total
	RMB	RMB	RMB	RMB	RMB	RMB
2019	384,395	134,683	788,755	2,747,243	79,164	4,134,240
2020	270,552	43,290	719,101	1,545,167	60,838	2,638,948
2021	204,218	39,168	392,574	2,128,540	20,858	2,785,358
2022	89,263	11,592	—	1,566,765	17,529	1,685,149
Beyond 2022	64,981	—	—	2,277,465	113	2,342,559
	1,013,409	228,733	1,900,430	10,265,180	178,502	13,586,254

For the years ended  December 31, 2016, 2017 and 2018, the Group incurred rental expenses in the amounts of approximately RMB146.3million, RMB231.9 million and RMB471.9 million, respectively.

(b)Litigation

Overview

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of these unresolved matters, individually and in the aggregate, is reasonably possible to have a material adverse effect on the Group’s financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. Were an unfavorable outcome to occur, there exists the possibility of a material adverse impact on the Group’s financial position, results of operations or cash flows for the period in which the unfavorable outcome occurs, and potentially in future periods. The Group records a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. The Group reviews the need for any such liability on a regular basis. The Group has not recorded any material liabilities in this regard as of December 31, 2017 and 2018.

Litigation

In April 2018, PUBG Corporation and PUBG Santa Monica, Inc. filed suit against defendants NetEase, Inc., NetEase Information Technology Corp. and NetEase (Hong Kong) Limited in the U.S. District Court for the Northern District of California. The complaint generally alleges that two of the Company’s mobile games, Rules of Survival and Knives Out, infringe the plaintiffs’ copyrights and trademarks and that the Company have engaged in unfair business competition under California law.  As of March 31, 2019, the Group has reached a settlement agreement with PUBG with respect to this matter.